15. INCOME TAXES (Details 1)	12 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
Effective Income Tax Rate Reconciliation, Percent [Abstract]
Income tax expense/(benefit) computed at the U.S. federal statutory rate	(34.00%)	(34.00%)
Settlement of uncertain tax positions	(1.00%)	0.00%
Foreign tax expense/(benefit)	0.00%	(1.00%)
Write-off of expired net operating loss carryforwards	68.00%	0.00%
Change in valuation allowance	(34.00%)	34.00%
Total	(1.00%)	(1.00%)